UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

3960 Hillside Drive, Suite 204
Delafield, WI  53018
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, WI  53018
(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: December 31, 2014

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
DECEMBER 31, 2014

MESSAGE TO SHAREHOLDERS…

“Our investment thesis for loading up on energy stocks over the past two years is threefold:
1) both oil and gas stocks…traded at cheap valuations; 2) we believe that oil and natural gas exploration…is the new growth sector despite the disdain for and roadblocks to this industry; and 3) energy stocks are historically late-cycle outperformers in a bull market…  We…consider this sector one of the leaders in this aging bull.”

The Primary Trend Fund
June 30, 2014 – Annual Report

Mea culpa.  The old adage that “the stock market is a humbling creature” was certainly on full display in the latter half of 2014 as far as The Primary Trend Fund is concerned.  With the price of crude oil collapsing, bringing with it the prices of energy stocks, our oil and gas holdings did not “energize” the portfolio…but rather they penalized it.

It’s times like these where we as portfolio managers, are supposed to remind our investors that “investing is a marathon, not a sprint.”  While we do subscribe to such catchphrases, it is of little solace as we report the raw short-term numbers to shareholders.

The Fund’s outperformance in the first half of 2014 has given way to underperformance in the second half.  The large-cap blue chip indices represented by the Dow Jones Industrial Average and the S&P 500 Index recorded total returns of +7.17% and +6.12%, respectively, for the six months ended 12/31/14.  The second-tier small-cap Russell 2000 Index returned +1.65 for the same period, highlighting the split personality of the stock market during 2014.  For the same six-month period, The Primary Trend Fund posted a disappointing total return of –8.51%.

“It’s the Economy, Stupid”

Many on Wall Street are upping their ante on earnings’ estimates for 2015, citing the fact that 2014 was better than expected.  Unfortunately, extrapolating the good fortunes of the past into the future is not necessarily the best tactic.  We believe the current record high profit margins in Corporate America are the primary driving force in the positive earnings improvement.  Any fall from grace could surprise on the downside, especially in the cyclical sector.  As such, the Fund is underinvested in the Industrial sector with a 6.6% weighting (General Electric and Smith & Wesson Holdings) vs. the S&P 500’s weighting of 10.4%.  More dramatically, we still have zero invested in the Consumer Discretionary sector vs. 12.1% for the S&P 500 Index.  While cheap gasoline recently as a result in crude oil’s drop may give the U.S. consumer a shot in the arm, the threat of recession in the Eurozone and slower growth in China is a dark cloud for these two sectors.

On the flipside, due to our less-than-sanguine outlook for the economy, we are putting a portfolio emphasis on equities that make a living in the Consumer Non-Cyclical sector.  As of 12/31/14, 27.0% of the Fund is invested in this sector vs. 24.0% for the S&P 500 Index.  Namely, we have an overweighting in healthcare stocks (22.1% vs. 14.2%) and an underweighting in Consumer Staples stocks (4.9% vs. 9.8%).

Deflategate

In his January 30th missive to clients, Walter Deemer (technical analyst and market seer) quips:  “Sometimes I wonder whether ‘deflategate’ refers to the global economy rather than pro football.”  We would add that it may even refer to the deflationary forces that are becoming more prevalent.  To wit, in the metals markets, prices are in a downward trajectory.  Dr. Copper, as a leading indicator for economic activity, has plunged from a high of $4.60/lb. in early-2011 to $2.50/lb this week – a decline of 46%.  As for the precious metals, gold bullion has dropped from a high of $1,900/oz. in late-2011 to current levels of $1,260/oz (-34%); and silver traded as high as $48 in 2011 and has fallen by 65% to $17/oz. today.

The global dislocations and disruptions in the Euro and other currencies, the oil pits and foreign bond markets (negative interest rates across Europe) has increased our appetite for gold and silver mining companies in the Fund.  Our current exposure in the Basic Materials sector is 10.4% vs. only 3.2% for the S&P 500 Index.  The bear market in gold

MESSAGE TO SHAREHOLDERS…(continued)

and silver commodity prices, coupled with the negative psychology surrounding this sector and the global upheavals, make the precious metals arena an attractive investment for 2015 in our minds.

Crude and Obnoxious

We’ve already touched on the Fund’s poorly timed (in the short term) investment in the energy sector at the beginning of this Shareholders’ Letter.  Crude oil peaked at an all-time high of $147/barrel in July 2008, and then cratered to a low of $35/bbl at the nadir of the financial crisis in early-2009.  As recently as June 2014, light sweet crude traded at $107/bbl.  At the time, we mistakenly felt that the price risk to oil was $80/bbl…a potential 25% hit.  Wrong.  Crude oil has since plunged to $45/bbl – not far from the financial crisis lows.  A number of factors have contributed to this decline: 1) a global slowdown has dampened energy demand; 2) OPEC’s refusal to cut supplies; 3) the U.S. resurgence in oil production, primarily due to the fracking craze; and 4) the panic selling in the commodity pits by traders and hedge funds.

The Fund currently has 19.1% invested in the Energy sector vs. an 8.4% weighting in the S&P 500 Index.  Oil’s collapse will have a ripple effect across the economic spectrum and could even have geopolitical ramifications if oil-dependent countries such as Russia get desperate.  Third-tier energy companies may go bust and no doubt there will be mergers, acquisitions and asset sales in the healthier segment of exploration and production companies.  We do believe that crisis creates opportunity, but pain will also accompany this process as crude oil and the energy industry form a bottom.

A Change in the Air

We are still in a bull market…a cyclical bull market that began in March 2009.  Barring a crash, it will celebrate its sixth birthday in a mere five weeks…one of the longest bull markets in Wall Street history (second only to the 1990-98 bull run).  In the June 2014 Annual Report we stated:  “We believe that the stock market has the potential to show a burst of enthusiasm in the remaining months of 2014, with the S&P 500 Index slicing through the 2000-2100 level and the Dow Jones Industrial Average breaking up through 18,000.”  Both benchmarks did, indeed, hit those price targets with the S&P 500 peaking at 2090.57 and the Dow Jones Industrial Average hitting a record close of 18,053.71 at the end of December.

But volatility has once again entered the picture.  Historically, daily price swings on the order of 1-2% on the upside and downside have ushered in a changing equity landscape.  Since the beginning of December, the stock market has had no less than 13 volatile days out of its 41 trading days.  These convulsions are indicative of fickle investors, uncertainty and a potential change in the health of this bull.

While earnings growth has been a pillar of this equity advance for six years, the threat of a European recession and the stagnation in China could jeopardize this record profit run.  After all, overseas profits are an increasingly important chapter in the U.S. earnings story…and the disruption in global currency markets only adds to these storm clouds.

Additionally, our long-term domestic issues have not gone away.  The U.S. federal debt now stands at $18.1 trillion.  The only saving grace is that interest rates are at historically low levels and therefore the debt service has not gotten worse…yet.  Yields on 30-year U.S. treasury bonds are at all-time record lows of 2.24% and the 10-year U.S. treasury note is at 1.67%.  We fear that a Japanese-style deflationary environment where the Fed becomes impotent in its efforts to jump-start our economy is a definite concern.  And for those putting faith in the politicians on Capitol Hill to right this ship, well, think again.

Thus far in 2015, the stock market has traded in the red, but only to the tune of –1.1% for the Nasdaq Composite (best) to –2.3% for the Dow Jones Industrial Average (worst).  What is a bit more troubling is the underlying strength of this market.  Unlike in late-2013, when the indices were at all-time highs, today’s technical underpinnings are weaker.  According to our number-crunching, 15% of the S&P 1500 stocks are already in bear market territory with individual

MESSAGE TO SHAREHOLDERS…(continued)

price declines of 20% or more.  This compares to only 10% of those 1500 stocks that are at or within 2% of their respective new 52-week highs.

This deterioration in the bull’s health can continue for months while the indices march to new highs, but at some point it will succumb to the cracks in its foundation.  We suspect that one last euphoric push that launches the Nasdaq Composite above its 1999-2000 Tech Bubble high of 5048 (dragging the blue-chip averages with it) could exhaust this extended bull market.  And we believe this will occur in 2015.

In the meantime, we will continue to position the Fund’s portfolio in a more defensive posture…all the while searching for undervalued securities that have the long-term potential for above-average gains and limited, calculable risk.  This truly is a marathon, not a sprint.  And our shareholders’ wealth and financial well-being are always paramount in our daily efforts.

We look forward to building your nest egg and your confidence as 2015 unfolds.

Our best regards,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)

Percent of
Sector	Investment Securities
Consumer, Non-Cyclical	27.0%
Energy	19.1%
Short-Term Investments	10.6%
Basic Materials	10.4%
Communications	8.2%
Financials	7.6%
Technology	7.3%
Industrials	6.6%
Utilities	3.2%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)

Percent of
Security	Investment Securities
Intel Corp.	7.3%
Royal Dutch Shell
PLC ADR, Class A	6.4%
Pfizer, Inc.	6.2%
Cisco Systems, Inc.	6.0%
Eli Lilly & Co.	5.5%
General Electric Co.	5.1%
Schlumberger Ltd.	4.8%
Encana Corp.	4.4%
Johnson & Johnson	4.2%
JPMorgan Chase & Co.	4.0%
Total	53.9%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2014

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/14	12/31/14	7/1/14-12/31/141

Actual	$1,000.00	$ 914.90	$9.56

Hypothetical (5% return before expenses)	1,000.00	1,015.00	10.06

1
Expenses are equal to the Fund’s annualized expense ratio of 1.98% for the period from July 1, 2014 through December 31, 2014, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of December 31, 2014 (Unaudited)

The Primary Trend Fund

Shares		Value

	COMMON STOCKS (89.4%)
	BASIC MATERIALS (10.4%)
	Mining (10.4%)
6,000	Agnico Eagle Mines Ltd.	$149,340
23,000	Barrick Gold Corp.	247,250
5,000	Freeport-McMoRan, Inc.	116,800
20,000	Newmont Mining Corp.	378,000
20,000	Silver Wheaton Corp.	406,600
	Total Basic Materials	1,297,990

	COMMUNICATIONS (8.2%)
	Telecommunications (8.2%)
27,000	Cisco Systems, Inc.	751,005
6,000	Verizon Communications, Inc.	280,680
	Total Communications	1,031,685

	CONSUMER, NON-CYCLICAL (27.0%)
	Food (4.9%)
3,333	Kraft Foods Group, Inc.	208,846
11,000	Mondelez International, Inc.	399,575
		608,421
	Pharmaceuticals (22.1%)
7,000	Abbott Laboratories	315,140
7,000	AbbVie, Inc.	458,080
10,000	Eli Lilly & Co.	689,900
5,000	Johnson & Johnson	522,850
25,000	Pfizer, Inc.	778,750
		2,764,720
	Total Consumer, Non-Cyclical	3,373,141

	ENERGY (19.1%)
	Oil & Gas (14.3%)
7,000	Apache Corp.	438,690
40,000	Encana Corp.	554,800
12,000	Royal Dutch Shell PLC ADR, Class A	803,400
		1,796,890

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2014 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value

	COMMON STOCKS (89.4%) (continued)
	ENERGY (19.1%) (continued)
	Oil & Gas Services (4.8%)
7,000	Schlumberger Ltd.	$597,870
	Total Energy	2,394,760

	FINANCIALS (7.6%)
	Banks (7.6%)
8,000	JPMorgan Chase & Co.	500,640
10,000	U.S. Bancorp	449,500
	Total Financials	950,140

	INDUSTRIALS (6.6%)
	Miscellaneous Manufacturing (6.6%)
25,000	General Electric Co.	631,750
20,000	Smith & Wesson Holding Corp.*	189,400
	Total Industrials	821,150

	TECHNOLOGY (7.3%)
	Semiconductors (7.3%)
25,000	Intel Corp.	907,250

	UTILITIES (3.2%)
	Water (3.2%)
15,000	Aqua America, Inc.	400,500
	Total Common Stocks
	(Cost $9,093,059)	11,176,616

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2014 (Unaudited)

The Primary Trend Fund (continued)

Principal
Amount		Value

	SHORT-TERM INVESTMENTS (10.6%)
	Commercial Paper (10.6%)
$1,324,172	U.S. Bank, 0.03%, 5/1/2015	$1,324,172
	Total Short-Term Investments
	(Cost $1,324,172)	1,324,172
	TOTAL INVESTMENTS (100.0%)
	(Cost $10,417,231)	12,500,788
	Other Assets less Liabilities (0.0%)	716
	NET ASSETS (100.0%)	$12,501,504

*	Non-income producing.
ADR – American Depository Receipt
PLC – Public Limited Company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014 (Unaudited)

The Primary
Trend Fund

Assets:
Investments, at Value (Note 2a):
Common Stocks	$11,176,616
Short-Term Investments	1,324,172
Total Investments (Cost $10,417,231)	12,500,788
Cash	2,380
Receivable for Capital Shares Sold	2,500
Dividends Receivable	14,483
Interest Receivable	48
Prepaid Expenses and Other Assets	20,070
Total Assets	12,540,269

Liabilities:
Accrued Investment Advisory Fees (Note 3)	7,730
Professional Fees	5,639
Transfer Agent Fees	8,569
Administration and Accounting Fees	5,605
Other Fees	11,222
Total Liabilities	38,765
Net Assets	$12,501,504

Shares Outstanding	1,035,724
Net Asset Value, Offering and Redemption Price Per Share	$12.07

Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$10,519,461
Distributions in Excess of Net Investment Income	(19,492)
Accumulated Net Realized Loss on Investments	(82,022)
Net Unrealized Appreciation on Investments	2,083,557
Net Assets	$12,501,504

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2014 (Unaudited)

The Primary
Trend Fund
Investment Income:
Dividends*	$145,802
Interest	887
Total Investment Income	146,689

Expenses:
Investment Advisory Fees (Note 3)	60,621
Administration and Accounting Fees	33,271
Shareholder Servicing Costs	25,747
Registration Fees	12,129
Professional Fees	12,123
Printing & Postage	6,546
Directors	4,033
Custodial Fees	3,825
Pricing	1,863
Insurance	1,218
Other	777
Total Expenses	162,153
Net Investment Loss	(15,464)
Net Realized Gain on Investments	272,344
Change in Net Unrealized Depreciation on Investments	(1,625,816)
Net Realized and Unrealized Loss on Investments	(1,353,472)
Net Decrease in Net Assets From Operations	$(1,368,936)

*Net of foreign tax withholding of $5,049.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended
	December 31,	Year Ended
	2014	June 30, 2014
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(15,464)	$17,891
Net Realized Gain on Investments	272,344	1,173,883
Change in Net Unrealized Appreciation
(Depreciation) on Investments	(1,625,816)	1,652,960
Net Increase (Decrease) in Net Assets from Operations	(1,368,936)	2,844,734

Distributions to Shareholders:
From Net Investment Income	—	(71,205)
From Net Realized Gains	(1,005,517)	(467,824)
Decrease in Net Assets from Distributions	(1,005,517)	(539,029)

Fund Share Transactions:
Proceeds from Shares Sold	249,513	249,328
Reinvested Distributions	860,210	506,868
Cost of Shares Redeemed	(4,143,062)	(1,107,180)
Net Decrease in Net Assets from Fund Share Transactions	(3,033,339)	(350,984)
Total Increase (Decrease) in Net Assets	(5,407,792)	1,954,721

Net Assets:
Beginning of Period	17,909,296	15,954,575
End of Period	$12,501,504	$17,909,296

Distributions in Excess of Net Investment Income at End of Period	$(19,492)	$(4,028)

Transactions in Shares:
Sales	17,993	18,782
Reinvested Distributions	70,567	38,636
Redemptions	(303,213)	(83,152)
Net Decrease	(214,653)	(25,734)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended
	December 31,		Year Ended June 30,
	2014		2014	2013	2012	2011	2010
	(Unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$14.32		$12.50	$11.23	$10.94	$9.15	$8.11
Net Investment Income (Loss)	(0.02)		0.01	0.04	0.05	0.03	0.02
Net Realized and Unrealized Gain (Loss)
on Investments	(1.19)		2.24	1.28	0.28	1.78	1.06
Total from Investment Operations	(1.21)		2.25	1.32	0.33	1.81	1.08
Less Distributions:
From Net Investment Income	—		(0.06)	(0.05)	(0.04)	(0.02)	(0.04)
From Net Realized Gains	(1.04)		(0.37)	—	—	—	—
Total Distributions	(1.04)		(0.43)	(0.05)	(0.04)	(0.02)	(0.04)
Net Increase (Decrease)	(2.25)		1.82	1.27	0.29	1.79	1.04
Net Asset Value, End of Period	$12.07		$14.32	$12.50	$11.23	$10.94	$9.15

Total Investment Return	(8.51	)%*	18.36%	11.80%	3.08%	19.81%	13.39%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$12,502		$17,909	$15,955	$15,139	$15,128	$14,164
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	1.98	%**	1.98%	2.00%	2.00%	2.00%	2.00%
Before Waivers, Reimbursements
and Recoupments	1.98	%**	1.92%	1.99%	2.06%	2.03%	1.97%
Ratio of Net Investment Loss to
Average Net Assets:
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.19	)%**	0.11%	0.31%	0.51%	0.26%	0.20%
Ratio of Net Investment Income (Loss)
Before Waivers to Average Net Assets	(0.19	)%**	0.17%	0.32%	0.45%	0.23%	0.23%
Portfolio Turnover	5.7	%*	14.0%	38.0%	57.1%	92.4%	52.2%

*	Not Annualized
**	Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (Unaudited)

1.	Organization
The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies
The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.  The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Small-Cap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

Generally accepted accounting principles (“GAAP”) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common Stocks.  Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

Short-Term Investments.  Short-term investments may be valued using amortized cost, which approximates fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$11,176,616	$—	$—	$11,176,616
Short-Term Investments	—	1,324,172	—	1,324,172
Total	$11,176,616	$1,324,172	$—	$12,500,788

* All sub-categories within common stocks as detailed in the Portfolio of Investments represent Level 1 evaluation status.

The Fund adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.  For the six months ended December 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3.  The Fund did not hold any Level 3 securities during the six months ended December 31, 2014.  It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax codes and regulations.

c.
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more likely than not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2010-2013, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended December 31, 2014, the Fund does not have a liability for any unrecognized tax benefits. The Fund has no examination in progress

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

d.
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions paid during the fiscal years ended June 30, 2014 and 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$71,205	$67,183
Net long-term capital gains	467,824	—
Total distributions paid	$539,029	$67,183

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements
The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  There were no such reimbursements necessary for the six months ended December 31, 2014.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense.  As of December 30, 2014, there are no additional recoupment fees that the Fund owes the Adviser.

4.	Purchases and Sales of Securities
Total purchases and sales of securities, other than short-term investments, for the Fund for the six months ended December 31, 2014 were as follows:

Purchases	$692,369
Sales	1,647,983

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2014 (Unaudited)

5.	Tax Information
At December 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Cost of investments	$10,417,231
Gross unrealized appreciation	3,175,215
Gross unrealized depreciation	(1,091,658)
Net unrealized appreciation on investments	$2,083,557

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,588
Undistributed long-term capital gains	645,563
Accumulated earnings	651,151
Accumulated capital and other losses	(4,028)
Net unrealized appreciation	3,709,373
Total accumulated earnings	$4,356,496

During the year ended June 30, 2014, the Fund utilized $39,681 of its capital loss carryforwards.

As of June 30, 2014, the Fund had $4,028 of qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes.  Net late-year ordinary losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Proxy Voting Policies and Procedures
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement
On August 21, 2014, the Board of Directors of The Primary Trend Fund, Inc. (the “Fund”) approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (the “Adviser”).  Prior to approving the continuation of the agreements, the Board reviewed and discussed the following:

•The nature, extent and quality of the services provided by the Adviser

•The investment performance of the Fund

•The cost of the services to be provided and profits to be realized by the Adviser from their relationship with the Fund

•The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

•The expense ratios of the Fund

•The financial condition of the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund, as well as the Adviser’s financial condition.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the Agreement.  The Directors noted that in addition to the absolute performance of the Fund that the Fund adhered to its investment style.

The Primary Trend Fund	SEMIANNUAL REPORT 2014
Notes

The Primary Trend Fund	SEMIANNUAL REPORT 2014
Notes

(This Page Intentionally Left Blank.)

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

100%	NO-LOAD™
MUTUAL FUND
COUNCIL

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 20, 2015

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
February 20, 2015